First Quarter 2007<br/>Investors’ Webcast<br/>May 3, 2007

Robert M. Amen

Robert M. Amen

Chairman and CEO

Douglas J. Wetmore

Notices

Forward Looking Statement:

Forward Looking Statement:

These slides contain forward looking information, which may be identified by terms such as “expect”, “may”, “anticipated”, “guidance”, “outlook” and similar terms and involve significant risks and uncertainties. Actual results may differ materially. Risks and uncertainties include general economic and business conditions; interest rates; the price, quality and availability of raw materials; our ability to achieve our business strategy and anticipated cost savings, profitability and growth targets; the impact of currency fluctuation or devaluation; uncertainties related to litigation; the impact of possible pension funding obligations and increased pension expense; and the effect of legal and regulatory proceedings and restrictions. We do not undertake to update or revise such forward-looking statements. These and other factors that could cause actual results to differ materially from such forward-looking statements are discussed in greater detail in our accompanying quarterly earnings release and in our SEC filings.

Any public statements or disclosures by IFF following this release that modify or impact any of the outlook or other forward-looking statements contained in or accompanying this release or as part of the webcast will be deemed to modify or supersede such outlook or other forward-looking statements in or accompanying this release or the webcast.

Non-GAAP Financial Measures:

Agenda

Highlights

Highlights

First Quarter Financial Results

Business Priorities

Robert M. Amen

Solid Start to 2007 <br/>($ in millions, except per share data)

Q1 Q1

Q1 Q1

2006 2007%*

Sales $511 $566 + 11%

Operating Profit $ 81 $ 95 + 18%

Net Income $ 54 $ 63 + 17%

EPS $ .58 $ .69 + 19%

* Percentages may not calculate due to rounding

First Quarter Highlights

Strong sales growth

Strong sales growth

Flavors increased $24 million; up 11%

Fragrances increased $31 million; up 11%

Operating profit expansion

Organized for Growth

New Structure Effective January 2007

New Structure Effective January 2007

Flavors

Hernan Vaisman, Group President

Fragrances and Ingredients

Nicolas Mirzayantz, Group President

Business Rationale

Accelerate growth

Align R&D with each business unit

Leverage global capabilities

Support provided by centralized resource groups

Flavors Business<br/>First Quarter 2007 Highlights

Resurgence in Sales

Resurgence in Sales

Global and regional customer growth

North America improvement

Growth driven by volume and new wins

All regions experienced an increase

Double-digit growth in emerging markets

Gaining momentum

Fragrances Business<br/>First Quarter 2007 Highlights

Fine Fragrances and Beauty Care

Fine Fragrances and Beauty Care

Continued benefit from 2006 wins

Growth and gain in market share

13 consecutive quarters of growth

Growing faster than market

Functional

Double-digit growth in NA

Douglas J. Wetmore

Senior Vice President and

First Quarter 2007 Sales<br/>($ in millions)

2006

2007

Flavors +11%

Flavors +11%

2006

2007

NOAM

NOAM

Flav +4%

Frag +11%

LATAM

LATAM

Flav+14%

Greater Asia

Greater Asia

Flav +18%

Frag + 2%

EAME

EAME

Flav + 11%

Frag + 15%

First Quarter 2007 <br/>Growth by Business Unit in each Region

Flavors Profitability<br/>Q1 2007 vs. Q1 2006 ($ in millions)

2006 2007%

2006 2007%

Sales $ 219 $ 243 + 11%

Op. Profit $ 37 $ 45 + 22%

Flavors profitability increased 22% on:

Sales performance

New wins and volume growth of existing business

Improved gross margin

Flavors Sales Growth<br/>2005-2007

Fragrances Profitability<br/>Q1 2007 vs. Q1 2006 ($ in millions)

2006 2007%

2006 2007%

Sales $ 292 $ 323 + 11%

Op. Profit $ 52 $ 59 + 13%

Fragrances profitability increased 13% on:

Decline in gross margin mainly due to sales mix

Higher ingredient sales

Fine and Ingredients drove total fragrance sales

First Quarter 2007 vs. 2006<br/>Fragrance Sales Growth

Fragrance Sales Growth<br/>2005-2007

First Quarter Operating Results <br/>($ in millions)

* Percentages may not calculate due to rounding

*

Sales

Sales

Growth

Other

Other

Income/

Interest/

Restructure

Tax

Tax

Rate

2007

2007

EPS

First Quarter 2007 EPS Growth <br/>Components

Share

Share

Count

2006

2006

EPS

Productivity/

Productivity/

Mix

Earnings Per Share Performance (Excludes AJCA, restructuring, & asset gains)

$0.69

Cash Flow Summary <br/>($ in millions)

2007 Share Buyback Data <br/>(Amounts and shares in millions)

Robert M. Amen

European Chemical Regulation - REACH

Legislation passed by the European Parliament in 2006

Intent of REACH is to have all chemicals used in the EU registered and tested for safety

REACH Implementation

First step is pre-registration between June and November 2008

- Existing substances not pre-registered cannot be used after November 30, 2008

- New substances can be pre-registered pending registration

Registration is required for substances used in volumes exceeding:

- 1,000 tons annually by 1 December 2010

- 100 tons annually by 1 June 2013

- 1 ton annually by 1 June 2018

Well-positioned to comply with REACH and assist customers with

R&D and Innovation

Aligned with the Business Units

Aligned with the Business Units

Categories of Effort

Traditional R&D for Flavor & Fragrance molecules and taste system

Taste receptor cell research

Naturals and nature-inspired technology

Creative teams

Output

Patented materials

Proprietary molecules

Unique delivery systems

Business Priorities 2007

Execute Business Plan

Execute Business Plan

Customer Focus

Improve Operational Efficiency

Build a Stronger Organization

People Development

Improve Business Model

Financial Goals<br/>2007 – 2009

Grow local currency sales by 4+% per year

Grow local currency sales by 4+% per year

Improve operating margins to 18+% of sales by the end of 2009

Increase EPS on average 10+% per year

Grow dividend in line with EPS growth

Execute stock repurchase plan

Questions